                          ALLMERICA INVESTMENT TRUST
                 (SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999)


Effective immediately, the sections relating to the Investment Grade Income Fund, Government Bond Fund, Equity Index Fund and Money Market Fund in the table containing information about the individuals who are primarily responsible for the day-to-day management of the Funds' portfolios under "Management of the Funds" in the Trust's Prospectus are amended to read in their entirety as follows:

Fund Name and                              Name and Title of      Service with          Business Experience
Sub-Adviser Name                         Portfolio Manager(s)     Sub-Adviser           for Past Five Years
----------------                         --------------------     -----------           -------------------
Investment Grade Income Fund            Richard J. Litchfield,   1995-Present         He was a mortgage-backed
Allmerica Asset Management, Inc.        CFA and Vice President                        securities analyst and trader
("AAM")                                                                               at Keystone Investments,
                                                                                      Inc. prior to joining AAM.

Government Bond Fund, Equity            John C. Donohue          1995-Present         He was a portfolio manager
Index Fund and Money Market             Vice President                                at CS First Boston
Fund                                                                                  Investment Management
Allmerica Asset Management, Inc.                                                      prior to joining AAM.
("AAM")



Dated:  March 17, 2000